FINANCIAL INSTRUMENTS AND RISK MANAGEMENT	9 Months Ended
Sep. 30, 2019
Investments, All Other Investments [Abstract]
FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

NOTE 8 – FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

The Company has exposure to liquidity risk and foreign currency risk.  The Company's risk management objective is to preserve and redeploy the existing treasury as appropriate, ultimately to protect shareholder value.  Risk management strategies, as discussed below, are designed and implemented to ensure the Company's risks and the related exposure are consistent with the business objectives and risk tolerance.

Liquidity Risk: Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they come due.  The Company manages its liquidity by ensuring that there is sufficient capital to meet short and long-term business requirements, after taking into account cash requirements from operations and the Company's holdings of cash and cash equivalents. The Company also strives to maintain sufficient financial liquidity at all times in order to participate in investment opportunities as they arise, as well as to withstand sudden adverse changes in economic circumstances.

Management forecasts cash flows for its current and subsequent fiscal years to predict future financing requirements.  Future requirements may be met through a combination of credit and access to capital markets.  The Company's cash requirements are dependent on the level of operating activity, a large portion of which is discretionary.  Should management decide to increase its operating activity, more funds than what is currently in place would be required.  It is not possible to predict whether financing efforts will be successful or sufficient in the future.   At September 30, 2019, the Company had $20,886 in cash and cash equivalents (December 2018 - $36,075).

Currency risk: The Company's expenditures are incurred in Canadian and US dollars.  The results of the Company's operations are subject to currency translation risk.  The Company mitigates foreign exchange risk through forecasting its foreign currency denominated expenditures and maintaining an appropriate balance of cash in each currency to meet the expenditures.  As the Company's reporting currency is the US dollar, fluctuations in US dollar will affect the results of the Company.

Credit risk: Credit risk is the risk of loss associated with a counterparty's inability to fulfill its payment obligations. As at June 30, 2019, the Company's credit risk is primarily attributable to cash and cash equivalents. At September 30, 2019, the Company's cash and cash equivalents were held with reputable Canadian chartered banks.

Interest rate risk: Interest rate risk is the risk borne by an interest-bearing asset or liability as a result of fluctuations in interest rates.  Financial assets and financial liabilities with variable interest rates expose the Company to cash flow interest rate risk.  The Company's does not have significant interest rate risk as the promissory note have been settled during the period ended September 30, 2019.

Fair values:  The carrying amounts reported in the consolidated balance sheet for cash and cash equivalents, accounts receivables, accounts payable and accrued liabilities approximate fair value because of the short period of time between the origination of such instruments and their expected realization.